$25,000.00


                      DEMAND NEGOTIABLE PROMISSORY NOTE

The undersigned ELECTRONIC HARDWARE CORPORATION of 320 Broad Hollow Road, Farmingdale, New York 11735 in consideration for a loan of $25,000.00 made by HARRY GOODMAN (the receipt of which is hereby acknowledged), hereby promises to pay HARRY GOODMAN the sum of Twenty-five Thousand ($25,000.00) dollars on Demand at 25 Ardsley Place, Rockville Center, New York or such address as Harry Goodman may specify in writing.

Interest shall accrue at 10% per annum. Interest of $208.34 shall be paid monthly.

This note and its enforceability shall be governed by the laws of the state of New York.

October 22, 1998


                                       ELECTRONIC HARDWARE CORPORATION

                                       Andrew Franzone /s/ Andrew Franzone
                                                       -------------------

                                       Harry Goodman /s/ Harry Goodman
                                                     -----------------


Witnesses by:

/s/ illegible
-----------------------


-----------------------

$50,000.00


                      DEMAND NEGOTIABLE PROMISSORY NOTE

The undersigned International Plastic Technologies Inc of 320 Broad Hollow Road, Farmingdale, New York 11735 in consideration for a loan of $50,000.00 made by HARRY GOODMAN (the receipt of which is hereby acknowledged), hereby promises to pay HARRY GOODMAN the sum of Fifty Thousand ($50,000.00) dollars on Demand at 25 Ardsley Place, Rockville Center, New York or such address as Harry Goodman may specify in writing.

Interest shall accrue at 10% per annum. Interest of $416.67 shall be paid monthly.

This note and its enforceability shall be governed by the laws of the state of New York.

December 7, 1998


                                       International Plastic Technologies Inc.
                                       International Smart Sourcing Inc.
                                       Electronic Hardware Corporation

                                       Andrew Franzone /s/ Andrew Franzone
                                                       -------------------

                                       Harry Goodman /s/ Harry Goodman
                                                     -----------------


Witnesses by:

/s/ illegible
-----------------------


-----------------------